SUPPLEMENT DATED MAY 15, 2023

TO THE PROSPECTUS DATED MAY 1, 2023

FOR SMART FOUNDATION VARIABLE ANNUITIES

ISSUED BY

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND FUNDED THROUGH

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

P.O. Box 178, PHILADELPHIA, PA 19105

1-800-523-0650

IMPORTANT NOTICE

The purpose of this supplement is to inform you of a change to the Guaranteed Minimum Accumulation Benefit II Rider effective July 1, 2023. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented. All information in your prospectus dated May 1, 2023 remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein.

Effective July 1, 2023, a 5-year Accumulation Benefit Period is no longer available as an option at Contract issue when purchasing the Guaranteed Minimum Accumulation Benefit II Rider. Notwithstanding the foregoing, the 5-Year Accumulation Benefit Period remains available if you select a Reset Benefit option as of the Reset Benefit Date. When electing a Reset Benefit, you may elect the same Accumulation Benefit Period or change to a different available Accumulation Benefit Period (including a 5-Year Accumulation Benefit Period) on any Reset Benefit Date.

Please refer to the “Guaranteed Minimum Accumulation Benefit II Rider” section in the Prospectus for full details regarding the purchase of the Guaranteed Minimum Accumulation Benefit II Rider and the election of a Reset Benefit. There have been no changes to the fees or the other terms and conditions of the Rider.

THIS SUPPLEMENT SHOULD BE READ IN ITS ENTIRETY AND RETAINED FOR FUTURE REFERENCE.

PM8978